Certification of Accuracy

Re: Translation (from Chinese into English) of the following document:

Agreement

Party A: Farvision Education Group Inc. (hereinafter referred to as Farvision Education)

Party B: BAI NING (Driver's Licence No. B0175-59306-40107) (hereinafter referred to as Sunny BAI)

Party C: XU YAN (Driver's Licence No. X9001-78906-85702) (hereinafter referred to as Kelly XU)

Party D: 9651837 Canada Inc./Lowell Academy (hereinafter referred to as Lowell)

I, Yan Yan Su, hereby attest that I am a translator certified by The Association of Translators and Interpreters of Ontario (ATIO) for *Chinese* into *English and English into Chinese*, that I have translated the attached document, and that to the best of my knowledge, ability, and belief this translation is a true, accurate, and complete translation of the document that was provided to me.

YAN YAN SU, CT

June 25. 2021

DATE

Yan Yan Su, Certified Translator (English to Chinese, Chinese to English)
Tel: 1-647-271-3368, Email: yanyansu2004@yahoo.ca

Agreement

Party A: Farvision Education Group Inc. (hereinafter referred to as Farvision Education)

Party B: BAI NING (Driver's Licence No. B0175-59306-40107) (hereinafter referred to as Sunny BAI)

Party C: XU YAN (Driver's Licence No. X9001-78906-85702) (hereinafter referred to as Kelly XU)

Party D: 9651837 Canada Inc./Lowell Academy (hereinafter referred to as Lowell)

After friendly consultation among the four parties A, B, C and D, on the basis of mutual benefit and common development, the four parties reach the following agreement regarding the issuance of shares by Party D to Party A.

1、 Party A is an education investment company approved by the Canadian federal government.

2、 Party D (Lowell Academy) is a limited company approved by the Province of Ontario, Canada, and 100% owns Lowell Academy, BSID#883339 (hereinafter referred to as "Lowell Academy"). Lowell Academy is a private high school for grades 9-12, officially registered by the Ontario Ministry of Education, Canada.

3、 Party A, B, C and D agree that Party D shall issue 700,000 shares at CAD $0.3 per share to Party A, totaling CAD $210,000. Upon completion of the subscription by Party A, Party A shall hold 70% of the shares of Party D, Party B 21% of the shares of Party D and Party C 9% of the shares of Party D.

4、Party A, B, C and D are scheduled to complete the subscription and closing of Party D's shares on June 12, 2021.

5、After the above share transfer is completed by Party A, B, C and D, Party D shall form a new board of directors, of which Party A shall assign 2 members and Party B and Party C shall assign 1 member in total, and Party A shall serve as the chairman.

6、Party A, B, C and D agree that the claims and liabilities of Party D shall be the responsibility of Party B and C before June 12, 2021, and have nothing to do with Party A. After June 12, 2021, Party A, B and C shall bear the claims and liabilities in proportion to their respective shares.

7、Matters not covered herein shall be amicably negotiated by the four parties.

8、The Chinese version of the agreement shall be the legal text and shall be governed by the laws of Ontario, Canada and shall be a legally binding agreement document.

9、 This Agreement shall be made in quadruplicate, with one held by each party, and shall come into force after being signed by the four parties.

No text below

(This page is the signature page of the agreement.)

Party A: Farvision Education Group Inc.
Signature: [handwritten signature]

Party B: (Sunny Bai) NING BAI
Signature: [handwritten signature]

Party C: (Kelly Xu) XU YAN
Signature: [handwritten signature]

Party D: (Lowell Academy) 9651837 Canada Inc./Lowell Academy
Signature: [handwritten signature]

June 12, 2021

协议书

甲方： Farvision Education Group Inc. (以下简称: 远见教育)

乙方： 白宁(驾驶执照号码 B0175-59306-40107)（以下简称： Sunny Bai)

丙方： XU YAN(驾驶执照号码 X9001-78906-85702)（以下简称： Kelly Xu)

丁方： 9651837 Canada Inc. /Lowell Academy(以下简称： 洛威尔)

甲、乙、丙、丁四方经友好协商，在互惠互利、共同发展的基础上，就丁方发行股票给甲方，四方达成如下协议：

1、甲方是经加拿大联邦政府批准的教育投资公司。

2、丁方（洛威尔学院）是加拿大安大略省批准的有限公司，100%拥有 Lowell Academy，BSID#883339(以下简称"洛威尔学院")，洛威尔学院是加拿大安大略省教育厅正式注册的 9-12 年级私立高中。

3、甲、乙、丙、丁四方同意丁方发行 700，000 股，每股 0.3 加元，计 21 万加元给甲方，甲方完成认购后，甲方占丁方 70%股份，乙方占丁方 21%股份，丙方占丁方 9%股份。

4、甲、乙、丙、丁四方定于 2021 年 6 月 12 日甲方完成丁方股票的认购与交割。

5、甲、乙、丙、丁四方完成以上股份转让后，丁方组建新的董事会，其中，甲方派 2 名，乙、丙双方共派 1 名，由甲方担任董事长。

6、甲、乙、丙、丁四方同意，丁方的债权债务及相应法律责任在 2021 年 6 月 12 日前由乙、丙双方负责，与甲方无关，在 2021 年 6 月 12 日之后，甲、乙、丙三方按股份比例承担。

7、未尽事宜，四方友好协商。

8、本协议以中文为法律文字，受加拿大安省法律管辖，是有法律约束力的协议文件。

9、本协议一式四份，各执一份，四方签字后生效。

以下无正方

(本页为协议书签字页)

甲方：Farvision Education Group Inc.

签字：

乙方（Sunny Bai）NING BAI：

签字：

丙方（Kelly Xu）XU YAN:

签字：

丁方（洛威尔学院）：9651837 Canada Inc. /Lowell Academy

签字：

2021 年 6 月 12 日